HC2 HOLDINGS, INC. Corporate Overview © HC2 Holdings, Inc. 2018 May 2018

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include without limitation our 2018 guidance for the Construction and Marine Services segments and statements regarding our expectations regarding building shareholder value and future cash and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 1

Safe Harbor Disclaimers Non-GAAP Financial Measures Adjusted EBITDA In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding the Insurance segment) and Adjusted EBITDA for its operating segments. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non- recurring items; and acquisition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this presentation. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. Adjusted Operating Income Insurance Adjusted Operating Income for the Insurance segment ("Insurance AOI") is a non-U.S. GAAP financial measure frequently used throughout the insurance industry and is an economic measure the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI has certain limitations and we may not calculate it the same as other companies in our industry. It should therefore be read together with the Company's results calculated in accordance with U.S. GAAP. Similarly to Adjusted EBITDA, using Insurance AOI as a performance measure has inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI should not be considered in isolation and does not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including OTTI losses recognized in operations; asset impairment; intercompany elimination; non-recurring items; and acquisition costs. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 2

Company Overview

HC2 Holdings, Inc. (NYSE: HCHC)

Who We Are

- Publicly traded diversified holding company with portfolio of uncorrelated assets and investments
- Permanent capital
- Strategic and financial partner
- Team of visionaries

What We Do

- Buy and build companies
- Partner with operating management teams to execute business plans
- Deliver sustainable value for shareholders

© 2018 HC2 Holdings, Inc.

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Why Invest in the HC2 Approach?  Diverse portfolio of uncorrelated assets and investments across multiple industries  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Active management methodology to creating shareholder value by driving asset and capital appreciation of subsidiary and investment holdings – Long-term strategy allows management teams the ability to execute business plans  Continue to drive organic and inorganic growth; Increasing “Core Operating Subsidiary” Revenue and Adjusted EBITDA  Well-positioned with financial flexibility to opportunistically capitalize and build platform in both public and private markets – Rigorous commitment to realize synergies and optimize resources – Approach focused on control / implied control of acquisitions & investments  Continued focus on both cash flow and growth opportunities provides shareholders with a unique balance of stability and option value  Look to not only create, but ultimately extract and monetize value where * and when necessary © 2 0 1 8 H C 2 H O L D I N G S , I NC. 5

How HC2 Builds Value

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution gives HC2 a competitive advantage over traditional private equity firms


Envision
Empower
Execute

Envision

- Seek to build value over the long-term
- Leadership team's expansive network results in unique deal flow
- Target a barbell investment strategy
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- Partner with experienced management teams
- Establish specific operating objectives and clear growth plans
- Provide financial expertise
- Help execute strategy

Execute

- Focus on speed of execution
- Capitalize on opportunities to create, extract and monetize value
- Realize synergies and optimize resources
- Deliver sustainable value

© 2018 HC2 Holdings, Inc.
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HC2's Diversified Portfolio

HC2

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)

- One of the largest steel fabrication and erection companies in the U.S.
- Offers full suite of integrated steel construction and professional services
- 92.5% ownership
- FY17 Revenue: $579.0m
- FY17 Adjusted EBITDA: $51.6m

DBM GLOBAL

Marine Services: GMSL

- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- JV's with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- 72.5% ownership
- FY17 Revenue: $169.5m
- FY17 Adjusted EBITDA: $44.0m

Global Marine

Energy: ANG

- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate ~44 natural gas fueling stations throughout United States
- 67.7% ownership
- FY17 Revenue: $16.4m
- FY17 Adjusted EBITDA: $2.9m

ANG AMERICAN NATURAL GAS

Telecommunications: PTGi ICS

- One of the largest International wholesale telecom service companies
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership
- FY17 Revenue: $701.9m
- FY17 Adjusted EBITDA: $6.9m

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG

- Platform to invest in long-term care (LTC) portfolio of assets
- Initially acquired American Financial Group's LTC assets
- Pending acquisition of Humana's $2.3b LTC assets
- 100% ownership
- ~$74.7m of statutory surplus
- ~$86.4m total adjusted capital
- ~$2.1b total GAAP assets
- ~$1.5b cash & invested assets

CONTINENTAL LTC INC.

Early Stage and Other Holdings

Life Sciences: PANSEND

- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

MediBeacon R2 BeneVir GENOVEL TRIPLE RING technologies

Broadcasting:

- **HC2 Broadcasting Holdings** Capitalizing on Over-the-Air broadcast opportunities

AZTECA AMERICA DTV America MAKO

Other:

- **704Games (Formerly DMR)** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles

704GAMES

All data as of December 31, 2017 except equity ownership percentages, which are as of March 31, 2018

© 2018 HC2 Holdings, Inc.

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HC2's Experienced Executive Team

Philip A. Falcone – *Chairman of the Board, Chief Executive Officer and President*

- Director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014
- Director, Chairman of the Board and Chief Executive Officer of HRG Group Inc. (July 2009 - December 2014)
- President of HRG (July 2009 - June 2011)
- Founder, CIO and CEO of Harbinger Capital Partners, LLC
- Managed High Yield and Distressed trading operations for Barclays Capital (1998 – 2000)
- A.B. in Economics from Harvard University



Michael J. Sena
Chief Financial Officer

- Chief Accounting Officer of HRG (NYSE: HRG)
- Various accounting and financial reporting positions with Reader's Digest Association, Inc., last serving as Vice President and North American Controller
- Director of Reporting and Business Processes for Barr Pharmaceuticals
- Various positions with PricewaterhouseCoopers
- Certified Public Accountant and holds a BS in Accounting from Syracuse University

Joseph A. Ferraro
Chief Legal Officer & Corporate Secretary

- General Counsel of Prospect Administration LLC
- Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P.
- Corporate associate at the law firms of Boies, Schiller & Flexner LLP and Sullivan & Cromwell LLP
- Graduated cum laude from Princeton University
- AB from The Woodrow Wilson School of Public and International Affairs
- JD with honors from The Law School at The University of Chicago

Suzi Raftery Herbst
Chief Administrative Officer

- Over 17 years of diverse HR, recruiting, equity and foreign exchange sales experience
- SVP and Director of HR of Harbinger Capital and HRG
- Head of Recruiting at Knight Capital Group
- Held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning career in Equity Sales at Merrill Lynch
- BA degree in Communications and Studio Art from Marist College

Andrew G. Backman
Managing Director

- Managing Director of IR & PR for RCS / AR Capital
- Founder and CEO of InVisionIR, a New York-based advisory and consulting firm
- SVP, IR & Marketing of iStar Financial
- SVP, IR & Marketing of Corvis Corp. / Broadwing Communications
- First 10 years of career at Lucent Technologies and AT&T Corp. in various finance/accounting/M&A positions
- BA in Economics from Boston College; Graduated from AT&T / Lucent's prestigious Financial Leadership Program

© 2018 HC2 Holdings, Inc.
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HC2 Stock Performance & Timeline

2014

1. 01/08 – HRG Group Acquires Majority Interest in "PTGi"
2. 04/14 – Company Renamed "HC2"
3. 05/29 – HC2 Acquires Schuff (65%)
4. 08/01 – HC2 Initial Investment in ANG
5. 09/22 – HC2 Acquires Global Marine (97%)
6. 10/07 – HC2 Announces Results of Schuff Tender Offer
7. 11/20 – $250M Senior Secured Notes Offering
8. 12/23 – NYSE MKT Listing Announced

2015

9. 03/23 – $50M Tack-on to Senior Secured Notes
10. 04/14 – HC2 Forms Continental Insurance Group
11. 06/10 – HC2 Acquires Interest in Gaming Nation
12. 11/09 – $59M Equity Offering
13. 12/24 – HC2 closes LTC and Life Insurance Acquisition

2016

14. 02/03 – Global Marine Acquires Majority Interest in CWind
15. 10/05 – R2 Dermatology Receives FDA Approval
16. 10/18 – MediBeacon Awarded Gates Foundation Grant
17. 12/15 – ANG Adds 18 CNG Stations Through Two Transactions (Questar and Constellation CNG)

2017

18. 01/31 – $55M Tack-on to Senior Secured Notes
19. 03/02 – MediBeacon Completes Pilot Two Testing
20. 04/15 – BeneVir Granted New Patent
21. 05/16 – HC2 Transfers Listing to NYSE "Big Board"
22. 06/27 – HC2 Announces Acquisition of Majority Interest in DTV America
23. 06/27 – $38M Tack-on to Senior Secured Notes
24. 07/12 – R2 Dermatology Receives 2nd FDA Approval

2017 (cont'd)

25. 09/13 – HC2 Announces Purchase of Assets of Mako Communications
26. 11/06 – Continental General Insurance Announces Acquisition of Humana LTC Business
27. 11/29 – HC2 Announces Acquisition of Azteca America and Assets of Northstar Media

2018

28. 05/02 – BeneVir to be Acquired by Janssen Biotech, Inc. (a Johnson & Johnson company) for up to $1.04B
29. 05/07 – HC2 Refinances Broadcasting Bridge Loans with $110M Tack-on to Senior Secured Notes



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Note: As a result of the Schuff Tender, HC2's ownership increased to 89% and subsequently through open market share purchases increased to 92%

© 2018 HC2 Holdings, Inc.
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Segment Detail

HC2

DBM Global Inc.



L.A. Rams



Apple


Golden 1 Center

Sacramento Kings

Business Description:

- DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions
- The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems
- Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation and international projects

Select Management:

- Rustin Roach – President and CEO
- Michael Hill – CFO and Treasurer
- Scott Sherman – VP, General Counsel
- Shane Metzger - COO



DC United

Select Customers:

TARGET, CATERPILLAR, Apple, WILSHIRE GRAND, VOLVO, KAISER PERMANENTE, IKEA, THE COSMOPOLITAN of LAS VEGAS, CITYCENTER, DOW, Banner Health, SFO, PHX, intel, Google, facebook, THE PALAZZO Las Vegas, Sacramento Kings, Arizona Cardinals, GM

© 2018 HC2 Holdings, Inc.

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DBM Global Inc.

	Core Activities	Products & Service Offerings	Industries Served	
SCHUFF STEEL	• The largest structural steel fabricator and erector in the U.S. • In-house structural & design engineering expertise	• Structural Steel fabrication • Steel erection services • Structural engineering & design services • Preconstruction engineering services • BIM (Building Information Modeling) • Project Mgmt (proprietary SIMS platform)	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare	• Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
MSS	• Assets of Mountain States Steel became part of Schuff Steel (4Q17) • Mountain States Steel has a modern fabrication facility located on approximately 32 acres in Lindon, Utah.	• Extensive track record delivering structural steel for iconic projects throughout the Western United States: San Francisco-Oakland Bay Bridge, Alameda Corridor Transportation Authority Bridge, Mile High Stadium, Paris Hotel & Casino in Las Vegas, etc.	• Bridge • Infrastructure • Leisure	
SCHUFF STEEL MANAGEMENT COMPANY	• Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers	• Structural Steel fabrication (subcontracted) • Steel erection services (subcontracted) • Project Mgmt (proprietary SIMS platform)	• Commercial • Government • Healthcare	• Leisure • Retail • Transportation
AITKEN	• Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators	• Design engineering • Fabrication services	• Petrochemical • Oil & gas infrastructure • Pipelines	
pdc	• A highly experienced global Detailing and 3D BIM Modelling company	• Steel Detailing • 3D BIM Modelling • BIM Management • Integrated Project Delivery (IPD) • 3D Animation and Visualization	• Commercial • Conv. & Event Ctrs • Energy • Government • Healthcare	• Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
BDS VIRCON	• A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm	• Steel Detailing • Rebar Detailing • 3D BIM Modelling • Connection Design • Forensic Modelling & Animation	• Commercial • Conv. & Event Ctrs • Energy • Government • Healthcare	• Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
CANDRAFT VSI	• The premiere Bridge and Complex Structures Detailing and Building Information Modelling (BIM) firm in N.A.	• Bridge Detailing • Steel Detailing • 3D BIM Modelling • Connection Design	• Bridge • Commercial • Conv. & Event Ctrs	• Energy • Government • Infrastructure

© 2018 HC2 Holdings, Inc.
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GLOBAL MARINE | GROUP



Global Marine Group - Business Description:

"Engineering a Clean and Connected Future"

- Leading provider of offshore marine engineering delivered via three business units
- Founded in 1850 - Headquartered in UK with major regional hub in Singapore

Select Management:

- Dick Fagerstal – Executive Chairman
- Ian Douglas – Chief Executive Officer

Global Marine Highlights:

- Fiber optic cable solutions to the telecommunications and oil & gas markets
- Installed roughly 21% of the world's subsea fiber optic cable, amounting to 300,000km
- In maintenance, Global Marine benefits from long-term contracts with high renewal rates; Responsible for 385,000km of the total 1,200,000km of global in-service cable
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)

CWind Highlights:

- Power cable and asset management services to the offshore renewables & utilities
- Through it's Complete Cable Care package recognised for speedy mobilisation in power cable repair solutions
- CWind delivers a broad spectrum of topside and subsea services to developers and has experience at over 40 wind farms to date
- CWind is recognized for having the most fuel efficient Crew Transport Vessel (CTV) fleet in the market
- CWind Taiwan joint venture launched in Q1 2018 to support the growing Taiwan offshore renewables market

Global Offshore Highlights:

- Trenching and power cable lay services to the oil & gas industry
- To date, the Global Offshore team has been involved in the installation of more than 470 power cables
- Market-leading Q1400 trenching system effective in the harshest of seas and most challenging of seabed conditions
- Completed work on five UK and two European wind farms to date
- Multiple operations in oil & gas for major oil companies such as Shell and BP



Select Customers:

Technip, T-Mobile, SENVION, Sprint, SIEMENS, at&t, RWE, SingTel, PRYSMIAN, bp, e.on, AkerBP, tampnet, VATTENFALL, DONG energy, Shell

© 2018 HC2 Holdings, Inc.

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GLOBAL MARINE | GROUP

	Global Marine	CWIND	Global Offshore
Core Activities	**Maintenance** • Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cable recovery, jointing and re-deployment of cables • Operation of depots storing cable and spare parts across the globe • Management of customer data through the life of the cable system	**Wind Farm** • Offshore wind planning, construction and operations & maintenance support services • Fleet of Crew Transfer Vessels (CTVs) which have a historically high utilisation and are positioned 4th in the overall CTV market • Over 250 certified & experienced personnel including technicians, riggers, slingers, lifting supervisors & foremen • Offshore training facility	**Trenching** • Trenching of cables, rigid & flexible pipelines and umbilicals • Precision installation in challenging seabed environments utilizing the market-leading Q1400 which able to perform jet trenching in soils of up to 100KPA • Providing maximum, long-term protection of assets • Engineering support & project management
Core Activities	**Fiber Optic Cable Installation** • Provision of turnkey repeated telecom systems via Huawei Marine ("HMN") joint-venture • Installation contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths • Fiber optic communications infrastructure to offshore platforms	**Power Cable Installation & Repair** • Installation for inter-array power cables for offshore wind market • Maintenance provision, including cable storage, power joint development and vessel availability • Offshore wind planning, Interconnector installation • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths	**Power Cable Installation** • Planning, installation, burial, storage, testing, locating, recovering and maintaining subsea cables and other subsea assets • Modern assets including the Global Symphony and the Q1400 trenching system • Approximately 400 m^2 of available space aft of the cable lay spread, allowing space for up to ten 20 foot containers of cable protection system • 470 power cables installed to date
Vessels	• Cable Retriever • Wave Sentinel • Cable Innovator • C.S. Sovereign • CS Recorder • Networker • Global Symphony	• 16 owned Crew Transfer Vessels in CWind Fleet • C.S. Sovereign • CS Recorder • Global Symphony • ASV Pioneer	• Global Symphony • ASV Pioneer
Joint Ventures	• Sino British Submarine Systems in Asia (SBSS); Joint venture (49%) with China Telecom • Huawei Marine; Joint venture (49%) with Huawei Technologies • International Cableship Pte Ltd ("ICPL") • Joint venture (30%) with SingTel and ASEAN Cableship • SCDPL; Joint venture (40%) with SingTel	• National Wind Farm Training Centers (100%) • Sino British Submarine Systems in Asia; Joint venture (49%) with China Telecom • CWind Taiwan; joint venture (51%) with International Ocean Vessel Technical Consultant (IOVTEC)	

© 2018 HC2 Holdings, Inc.
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HC2

American Natural Gas

Business Description:

- Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation
- Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers
  - Completed the integration & upgrade of 18 fueling stations; 44 stations owned or operated nationwide
  - Expect to expand station footprint via organic and select M&A opportunities
- Founded in 2011, with headquarters in Saratoga Springs, New York

ANG™ AMERICAN NATURAL GAS

Select Management:

- Drew West – Founder and Chief Executive Officer

"Fueling the Future"

Currently 44 stations owned or operated in 15 states across the United States*


WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WISCONSIN
OREGON
IDAHO
WYOMING
MICHIGAN
IOWA
NEBRASKA
UTAH
NEVADA
COLORADO
KANSAS
MISSOURI
ARIZONA
OKLAHOMA
NEW MEXICO
TEXAS
LOUISIANA
GEORGIA
MAINE

Why CNG?:

- American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:
  - Dramatically reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market

© 2018 HC2 Holdings, Inc.
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HC2

PTGi International Carrier Services ("PTGi ICS")

Business Description:

- Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide
- Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide
- Restructured in 2014, PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams
  - 1Q18: Twelfth consecutive quarter of positive Adjusted EBITDA
  - 1Q18: Seventh consecutive quarter of cash dividend to HC2
- In business since 1997, recognized as a trusted business partner globally
- Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East, CIS, Asia, Romania and the UK.

Select Management:

- Craig Denson – Chief Executive Officer



PTGi International Carrier Services

© 2018 HC2 Holdings, Inc. 16

Continental Insurance Group

Business Description:

- The formation of Continental Insurance Group ("CIG") in April 2015 to invest in the insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses
- Through CIG, HC2 intends to build an attractive platform of insurance businesses
- In December 2015, Continental LTC Inc. ("CLI"), a wholly owned subsidiary of CIG, completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company ("UTAIC") and Continental General Insurance Company ("CGIC")
- In 2016, HC2 merged UTAIC into CGIC to form a single Texas-domiciled life insurance company, CGIC, and unlock cost and capital efficiencies
- Key measures as of March 31, 2018:
  - Statutory Surplus ~$68.9 million / Total Adjusted Capital ~$82.9 million
  - GAAP Assets of ~$2.1 billion / Cash and Invested Assets ~$1.5 billion

CONTINENTAL LTC INC.

Signed Definitive Agreement to Acquire Humana's Long-Term Care Insurance Business *

- Total Adjusted Capital ~$150 million; ~$2.6 billion of cash and invested assets as of December 31, 2017
- Immediately accretive to Continental's Risk Based Capital ratio and Statutory Capital
- Once completed, Continental will have approximately $3.5 billion in cash and invested assets
- Expected to close by third quarter 2018

Select Management:

- James P. Corcoran – Executive Chair
  - James has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York

All data as of March 31, 2018 unless otherwise noted
* Humana acquisition expected to close by 3Q18

© 2018 HC2 Holdings, Inc.

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Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) • Granted new patent entitled "*Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof*", covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17) • Entered into definitive agreement to be acquired by Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18)
R2 dermatology	• 74% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $20 billion global market • Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) • Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	• 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market • Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

All data as of March 31, 2018 unless otherwise noted
© 2018 HC2 Holdings, Inc.
Note: Equity ownership percentages do not reflect fully diluted amounts 18

HC2 Broadcasting Holdings Inc.

Business Description*

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

Broadcast Television Stations: Key Metrics**

- Operational Stations: 150
  - Full-Power Stations: 10
  - Class A Stations: 42
  - LPTV Stations: 98
- Silent Licenses & Construction Permits: 501
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population


WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
UNITED STATES
ARIZONA
NEW MEXICO
TEXAS
LOUISIANA
NEW YORK
VERMONT
FLORIDA
Legend
30 MHz or more
24 MHz
18 MHz
12 MHz
6 MHz

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

* Map based on 2010 population data; footprint includes pending FCC assignment applications as of May 2, 2018.
** Metrics include pending transactions as of May 8, 2018.

© 2018 HC2 Holdings, Inc.
19

704Games
(Formerly Dusenberry Martin Racing (DMi, Inc.))

Business Description:

- **Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms**
  - Owns all the code, artwork and animation previously developed for legacy games
  - License also extends to NASCAR racetracks and all the leading NASCAR race teams and drivers
  - 704Games products include:

PlayStation 4, Xbox One, PC

NASCAR Heat Evolution
- September 2016
- ~300,000 units sold

NASCAR Heat 2
- September 2017
- ~350,000 units sold
- 16.5+ million races run
- 200K+ races per day


HEAT

NASCAR Heat 3
- September 2018
- 425,000 unit forecast

Mobile (Apple & Android)

NASCAR Heat Mobile
- April 2017
- 2 million+ downloads
- 60 million+ races run


NASCAR

NASCAR Rush
- March 2018


RUSH

- **April 2016, DMR secured $8.0m in additional equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski**
- **February 2017, Paul Brooks as CEO and Brad Keselowski to Board of Directors**
- **Headquartered in Charlotte, NC**

All data as of March 31, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

20

Appendix: First Quarter 2018 Highlights & Select Financial Data

Segment Financial Summary ($m) Q1 2018 Q1 2017 Core Operating Subsidiaries Construction $10.0 $8.6 Marine Services (2.4) 16.3 Energy 0.7 1.2 Telecom 1.1 1.7 Total Core Operating $9.3 $27.8 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($4.4) ($4.1) Broadcasting (5.1) - Other (0.2) (1.2) Total Early Stage and Other ($9.6) ($5.2) Non-Operating Corporate ($6.7) ($5.9) Total HC2 (excluding Insurance) ($6.9) $16.7 Adjusted Operating Core Financial Services Income Insurance ($1.0) ($1.0) Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Broadcasting segment was formed in Q1 2018; no comparable results for Q1 2017. All data as of March 31, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 22

First Quarter 2018 Highlights

Construction

- $718 million near record backlog provides significant visibility [~18 – 24 months]
- $759 million backlog taking into consideration awarded, but not yet signed contracts
- Continue to see opportunities in commercial sector totaling approximately $300m
- Continued ramp of Inglewood Stadium (LA RAMS / Chargers) and Loma Linda Hospital
- Distributed $4.0 million of tax share to HC2 in 1Q18
- Reaffirm FY18 Guidance: Continue to expect $60 million and $65 million of FY18 Adjusted EBITDA

Marine Services

- GMSL - near record backlog at $430 million; Huawei Marine joint venture - Continued strong backlog
- 1Q18 Adjusted EBITDA impacted by typical quarterly variability:
  - Timing associated with large scale projects in the Huawei Marine joint venture and a strong year-ago quarter in the joint venture - ~($12)m year-over-year impact
  - Lower offshore power contribution versus the comparable period
  - Higher unutilized vessel costs as installation vessels were mobilized for pending telecom and offshore power project work.
- Quarter variability not unusual, especially with large complex projects:

($m)	Q1	Q2	Q3	Q4	Total
2016	$0.5	$11.8	$14.1	$14.8	$41.2
2017	$16.3	$3.6	$8.8	$15.3	$44.0

- 1Q18 representative of short-term timing issues; Long term performance outlook remains positive
- Reaffirm FY18 Guidance: Continue to expect $45 million and $50 million of FY18 Adjusted EBITDA

Energy

- Completed integration & upgrade fueling stations in 4Q17; Focus shifted to business development and marketing efforts to drive organic sales
- Continue to develop preferred fueling agreements with new and existing customers to ramp volumes
- Continue to increase flow of Renewable Natural Gas (RNG) through ANG stations
- Alternative Fuel Energy Tax Credit ("AFETC") credit renewed in 1Q18 for FY2017; ~$2.6 million credit for FY17 to be received in 2Q18

Telecom

- Continued focus on customer relationship management, smaller global accounts, and improved operational efficiencies
- Distributed $1.8 million dividend to HC2 in 1Q18

© 2018 HC2 Holdings, Inc.
23

First Quarter 2018 Highlights (con't)

Insurance

- $1.2 million Net Income for 1Q18; ($1.0) million Adjusted Operating Income for 1Q18
- Acquisition of Humana's ~$2.3 billion long-term care insurance business expected to close 3Q18; Will increase insurance investment platform to ~$3.5 billion of cash / invested assets once completed

Pansend

- On May 2, 2018, BeneVir entered into a definitive agreement to be acquired by Janssen Biotech, Inc., one of the Janssen Pharmaceutical Companies of Johnson & Johnson for up to $1.04 billion
- HC2 has invested ~$8 million since 2014; $6m equity, ~$2m convertible note
- Janssen will make an upfront cash payment of $140 million at closing of the transaction, plus additional contingent payments of up to $900 million based on achievement of certain predetermined milestones
  - HC2 expects to receive an initial payment in excess of $70 million in net proceeds from the sale of BeneVir at close, with an additional $10 million being held in escrow
  - The total amount of all payments could exceed $1.0 billion to current BeneVir shareholders if all predetermined milestones are met
- The closing of the transaction is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and is expected to close in the second quarter of 2018
- MediBeacon and R2 Dermatology remain in discussions with strategic parties

PANSEND

Broadcasting

- Newly created segment 1Q18 (Previously in Other Segment)
- Includes over-the-air broadcast television assets (HC2 Broadcasting Holdings)
- Operational Stations: 150
  - Full-Power Stations: 10
  - Class A Stations: 42
  - LPTV Stations: 98
  - Silent Licenses & Construction Permits: 501
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population*

DTV America | MAKO Communications LLC | Azteca America | 3ABN | OTA Broadcasting

* Metrics include pending transactions as of May 8, 2018.

© 2018 HC2 Holdings, Inc.

24

2018 Focus and Priorities – Update  Optimization of HC2 Capital Structure – Completed $110m tack-on to refinance senior secured bridge loans at 102.0% (5/7/18) – Global refinancing of 11% Secured Notes to reduce cost of debt capital remains focus – Continue to reduce cumulative outstanding of preferred equity – Explore alternative financing structures at subsidiary level – Explore alternative financing structures for broadcasting assets  Monetization / Value Creation Within Diverse HC2 Portfolio – BeneVir to be acquired by Janssen Biotech(Johnson & Johnson) for up to $1.04 billion  ~$8 million HC2 total investment to date – Continue to evaluate other opportunities within HC2 and Pansend portfolios  Continued Focused Expansion of Over-The-Air Broadcast Television Strategy – Expand market reach of nationwide network – Valuable alternative distribution channel for content providers – Improve and add content across acquired assets through strategic relationships with content providers  Re-Affirmed 2018 Guidance for Construction & Marine Services – DBM Global: Currently expect $60 million - $65 million of FY18 Adjusted EBITDA – Global Marine: Currently expect $45 million - $50 million of FY18 Adjusted EBITDA HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the “Forward Looking Statements” of this presentation and the “Risk Factors” section of the company’s annual and quarterly reports filed with the Securities and Exchange Commission (SEC). © 2 0 1 8 H C 2 H O L D I N G S , I NC. 25

Appendix:

HC2's Diversified Portfolio

HC2

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)
- 1Q18 Revenue: $158.9m
- 1Q18 Adj. EBITDA: $10.0m
- Backlog $718m; ~$759m with contracts awarded, but not yet signed; ~$300m additional opportunities
- Solid long-term pipeline

DBM GLOBAL

Marine Services: GMSL
- 1Q18 Revenue: $36.7m
- 1Q18 Adj. EBITDA: ($2.4m)
- Backlog $430m
- Solid long term telecom and offshore power maintenance & install opportunities

Global Marine

Energy: ANG
- 1Q18 Revenue: $4.5m
- 1Q18 Adj. EBITDA: $0.7m
- Delivered 2,974,000 Gasoline Gallon Equivalents (GGEs) in 1Q18 vs. 2,791,000 GGEs in 1Q17
- 44 stations currently owned or operated vs. two stations at time of HC2's initial investment in 3Q14

ANG AMERICAN NATURAL GAS

Telecommunications: PTGi ICS
- 1Q18 Revenue: $202.3m
- 1Q18 Adj. EBITDA: $1.1m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies
- Seventh consecutive cash dividend of $1.8m paid to HC2 in 1Q18; $8m paid for FY17

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG
- ~$68.9m of statutory surplus
- ~$82.9m total adjusted capital
- ~$2.1b total GAAP assets
- ~$1.5b cash & invested assets
- Platform for growth through additional M&A including pending acquisition of Humana's ~$2.6b long-term care portfolio

CONTINENTAL LTC INC.

Early Stage and Other Holdings

Life Sciences: PANSEND
- **MediBeacon:** Completed "Pilot Two" Clinical Study at Washington University St. Louis (1Q17)
- **R2 Dermatology:** Received FDA Approval for second generation R2 Dermal Cooling System (2Q17)
- **BeneVir:** Pending acquisition by Janssen Biotech (Johnson & Johnson) for up to $1.04b (2Q18)
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

MediBeacon R2 BeneVir GENOVEL TRIPLE RING technologies

Broadcasting:
- **HC2 Broadcasting Holdings** Capitalizing on Over-The-Air broadcast opportunities

AZTECA AMERICA DTV America MAKO

Other:
- **704Games (Formerly DMR)** released NASCAR® Heat 2 on September 12, 2017

704GAMES

All data as of March 31, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc. 27

Consolidated Financial Summary ($m) Q1 2018 Q1 2017 Total Net Revenue $453.7 $390.6 Total Operating Expenses $467.4 $389.6 Income Loss From Operations ($13.8) $1.0 Statement of Operations Interest Expense ($19.3) ($14.1) (Selected Financial Data) Income From Equity Investees ($5.2) $7.7 Income (loss) Before Taxes ($37.2) ($10.6) Net Loss attributable to common and ($35.7) ($15.1) participating preferred Core Operating Adjusted EBITDA $9.3 $27.8 Non-GAAP Measures Total Adjusted EBITDA (excl. Insurance) ($6.9) $16.7 Insurance AOI ($1.0) ($1.0) Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 28

Segment Financial Summary

($m)		Q1 2018	FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**							
	Construction	$10.0	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	(2.4)	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	0.7	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	1.1	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$9.3**	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings							
	Life Sciences	($4.4)	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Broadcasting	(5.1)	(0.8)	(0.8)	0.0	0.0	0.0	0.0
	Other	(0.2)	(2.3)	2.1	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($9.6)**	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($6.7)	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**($6.9)**	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Adjusted Operating Income	**Core Financial Services**							
	Insurance	($1.0)	$8.0	$2.6	$3.7	$2.6	($1.0)	($15.9)

Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of March 31, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

29

Construction: DBM Global Inc.

First Quarter Update

- 1Q18 Net Income: $3.5m versus $3.2m in 1Q17
- 1Q18 Adjusted EBITDA: $10.0m versus $8.6m in 1Q17
- Near record backlog of $718m at end of 1Q18, an increase of over 44% vs. $498m in year-ago quarter
  - ~$759m taking into consideration awarded, but not yet signed contracts
  - ~$300m incremental opportunities that could be awarded over next several quarters
- Distributed $4.0 of tax share to HC2 in 1Q18
- Continued ramp of Inglewood Stadium (LA RAMS / Chargers) and Loma Linda Hospital
- Reaffirm FY18 Guidance: Continue to expect $60 million and $65 million of FY18 Adjusted EBITDA

Strategic Initiatives

- Continue to select profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong, primarily in West region
- Continue to diversify core business to counter cyclicality of commercial construction
- Opportunities to add higher margin, value added services to overall product offering (e.g. BDS VirCon/PDC/Candraft)
- Expanding U.S. bridge & infrastructure construction opportunities


Loma Linda Hospital


Historical Performance
$526.1
$513.8
$502.7
$579.0
$45.8
8.7%
$52.0
10.1%
$59.9
11.9%
$51.6
8.9%
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue


Los Angeles Rams Stadium

All data as of March 31, 2018 unless otherwise noted
© 2018 HC2 Holdings, Inc.
30

Marine Services: Global Marine Group

First Quarter Update

- 1Q18 Net (Loss): ($6.3)m versus Net Income $11.2m in 1Q17
- 1Q18 Adjusted EBITDA (Loss): ($2.4)m versus Income $16.3m in 1Q17
- Near record Global Marine backlog of $430m at 1Q18 quarter-end
- 1Q18 Adjusted EBITDA impacted by timing associated with large scale projects in the Huawei Marine joint venture and a strong year-ago quarter in the joint venture; Lower offshore power contribution versus the comparable period; Higher unutilized vessel costs as installation vessels are mobilized for pending telecom and oil & gas project work.
- Continued to refresh vessel fleet – Completed sale of Pacific Guardian (telecom maintenance)
- Reaffirm FY18 Guidance: Continue to expect $45 million and $50 million of FY18 Adjusted EBITDA

Strategic Initiatives

HUAWEI MARINE — 49% ownership

Total HMN*	2017	2016	2015	2014
Revenue	~$246m	~$207m	~$203m	~$88m
Profit	~$37m	~$25m	~$14m	~$2m
Cash, Equivalents, & AFS Securities	~$73m	~$48m	~$27m	~$16m



SBSS — 49% ownership

- Joint Venture established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships


Historical Performance
$163.6
$134.9
$161.9
$169.5
$50.0
$42.1
$41.2
$44.0
29.8%
31.2%
25.4%
26.0 %
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15

*Currency Exchange: CNY:USD 1:0.129 used for illustrative purposes
All data as of December 31, 2017 unless otherwise noted

© 2018 HC2 HOLDINGS, INC.
31

Energy: American Natural Gas (ANG) First Quarter Update  1Q18 Net Loss: ($0.7)m versus ($0.7)m in 1Q17  1Q18 Adjusted EBITDA: $0.7m versus $1.2m in 1Q17  Delivered 2,974,000 Gasoline Gallon Equivalents (GGEs) in 1Q18 vs. 2,791,000 GGEs in 1Q17  Completed integration & upgrade fueling stations in 4Q17; Focus shifted to business development and marketing efforts to drive organic sales  Alternative Fuel Energy Tax Credit (“AFETC”) credit renewed in 1Q18 for FY2017; ~$2.6 million credit for FY17 to be received in 2Q18  44 stations currently owned or operated or under development vs. two stations at time of initial investments (3Q14) Historical Performance Adjusted EBITDA Revenue $16.4 $6.8 $6.4 $2.9 $1.8 $2.5 39.6% 17.7% $0.9 12.8% (14.1%) -$0.4 2014A 2015A 2016A 2017A © 2 0 1 8 H C 2 H O L D I N G S , I NC. 32

Telecommunications: PTGi-ICS First Quarter Update  Steady quarterly results again due to continued focus on customer relationship management, smaller global accounts, and improved operational efficiencies – 1Q18 Net Income: $1.1m versus $1.5m in 1Q17 – 1Q18 Adjusted EBITDA: $1.1m versus $1.7m in 1Q17 – Seventh consecutive quarter of cash dividend to HC2 of $1.8m • $8.0m dividends distributed for the year-ended 2017  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Historical Performance Adjusted EBITDA $735.0 Revenue $701.9 $6.9 $460.4 $5.6 1.0% $162.0 $2.0 0.8% 0.4% (0.1%) $(1.2) 2014A 2015A 2016A 2017A © 2 0 1 8 H C 2 H O L D I N G S , I NC. 33

Insurance: Continental Insurance Group First Quarter Update  Continental Insurance Group serves as HC2’s insurance platform and through its wholly owned subsidiary, Continental LTC Inc. (“CLI”), offers a platform for run-off Long Term Care (“LTC”) books of business – 1Q18 Net Income: $1.2m versus Net Loss ($0.8)m in 1Q17 – 1Q18 Adjusted Operating Income: ($1.0)m AOI Loss versus ($1.0)m in 1Q17 – ~$68.9m statutory surplus at end of first quarter – ~$82.9m total adjusted capital at end of first quarter – ~$2.1b in total GAAP assets at March 31, 2018 – ~$1.5b in cash and invested assets at March 31, 2018  Signed Definitive Agreement to Acquire Humana’s ~$2.6 billion Long-Term Care Insurance Business – Significantly grows the platform and leverages Continental’s insurance operations in Austin, Texas – Once completed, Continental will have approximately $3.5 billion portfolio of cash and investable assets – Immediately accretive to Continental’s RBC Ratio and Statutory Capital – Opportunity to meaningfully increase investment portfolio yield – Validates and endorses HC2’s insurance platform and strategy – Expected to close by third quarter 2018 Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. All data as of March 31, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 34

Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) • Granted new patent entitled "*Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof*", covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17) • Entered into definitive agreement to be acquired by Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18)
R2 dermatology	• 74% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $20 billion global market • Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) • Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	• 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market • Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17)
Triple Ring Technologies	• Profitable technology and product development company • Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

All data as of March 31, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

Note: Equity ownership percentages do not reflect fully diluted amounts

35

Pansend: BeneVir / Janssen Acquisition Summary BeneVir:  BeneVir is a portfolio company of Pansend, our Life Sciences segment – Focused on the development of a patent-protected oncolytic virus, BV-2711, for the treatment of solid cancer tumors  Pansend is the owner of all of BeneVir's outstanding preferred stock, through which Pansend holds an approximate 80%, or ~76% on a fully diluted basis, controlling interest in BeneVir  On May 1st, BeneVir entered into a definitive agreement to be acquired by Janssen Biotech, Inc. (“Janssen”), one of the Janssen Pharmaceutical Companies of Johnson & Johnson  Janssen will make an upfront cash payment of $140 million to current BeneVir shareholders at closing of the transaction, plus additional contingent payments of up to $900 million based on achievement of certain predetermined milestones – HC2 expects to receive an initial payment in excess of $70 million in net proceeds from the sale of BeneVir at closing, with an additional $10 million being held in escrow – The total amount of all payments could exceed $1 billion to current BeneVir shareholders if all milestones are met – HC2 has invested ~$8 million to date  The closing of the transaction is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and is expected to * close in the second quarter of 2018 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 36

HC2 Broadcasting Holdings Inc.

Business Description*

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

Broadcast Television Stations: Key Metrics**

- Operational Stations: 150
  - Full-Power Stations: 10
  - Class A Stations: 42
  - LPTV Stations: 98
- Silent Licenses & Construction Permits: 501
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population



UNITED STATES

Legend

- 30 MHz or more
- 24 MHz
- 18 MHz
- 12 MHz
- 6 MHz

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

* Map based on 2010 population data; footprint includes pending FCC assignment applications as of May 2, 2018.
** Metrics include pending transactions as of May 8, 2018.

© 2018 HC2 Holdings, Inc.

37

Notable Financial and Other Updates

- **Collateral Coverage Ratio Exceeded 2.00x at Quarter End (1Q18)**
- **$69.1 million in Consolidated Cash (excluding Insurance segment) at Quarter End (1Q18)**
  - $32.4 million Corporate Cash at Quarter End
- **$5.8 million received in Dividends and Tax Share from DBM Global and PTGi ICS in 1Q18**
- **2018 Key Priorities:**
  - Optimize HC2 capital structure
  - Monetization / value creation within diverse HC2 portfolio
  - Continued focused expansion of over-the-air television broadcast strategy
- **Re-Affirmed 2018 Guidance for Construction & Marine Services**
  - DBM Global: Continue to expect $60 million - $65 million of FY18 Adjusted EBITDA
  - Global Marine: Continue to expect $45 million - $50 million of FY18 Adjusted EBITDA

($m)	Balance Sheet (at March 31, 2018)
Market Cap[1]	$290.8
Preferred Equity	$26.7
Total Debt	$400.0
Corporate Cash[2]	$32.4
Enterprise Value[3]	$685.1

(1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $6.53 on May 9, 2018
(2) Cash and cash equivalents
(3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash

HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the "Forward Looking Statements" of this presentation and the "Risk Factors" section of the company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC).

All data as of March 31, 2018 unless otherwise noted
© 2018 HC2 Holdings, Inc.
38

Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2018

(in thousands)

Three Months Ended March 31, 2018

	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income (loss) attributable to HC2 Holdings, Inc.									$ (34,996)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment*									1,245
Less: Insurance Eliminations included in Other and Elim									(1,987)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,467	$ (6,253)	$ (698)	$ 1,053	$ (3,936)	$ (12,736)	$ (156)	$ (14,995)	$ (34,254)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	1,527	6,828	1,344	86	58	705	21	21	10,590
Depreciation and amortization (included in cost of revenue)	1,593	-	-	-	-	-	-	-	1,593
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	415	(2,636)	(31)	-	-	-	-	-	(2,252)
Lease termination costs	-	-	-	-	-	-	-	-	-
Interest expense	410	1,163	320	-	-	5,706	2	11,724	19,325
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	-	-
Other (income) expense, net	89	948	66	(59)	28	(75)	52	(722)	327
Foreign currency (gain) loss (included in cost of revenue)	-	(102)	-	-	-	-	-	-	(102)
Income tax (benefit) expense	1,832	(66)	-	-	-	-	-	(3,315)	(1,549)
Noncontrolling interest	282	(2,364)	(333)	-	(747)	(610)	(86)	-	(3,858)
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based compensation expense	-	410	2	-	74	313	11	278	1,088
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	359	-	-	28	173	1,646	-	178	2,384
Adjusted EBITDA	**$ 9,974**	**$ (2,443)**	**$ 670**	**$ 1,108**	**$ (4,350)**	**$ (5,051)**	**$ (156)**	**$ (6,656)**	**$ (6,904)**
Total Core Operating Subsidiaries	**$ 9,309**								

© 2018 HC2 Holdings, Inc.
40

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017

(in thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (4,941)	$ (13,064)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,583	22,898	5,071	371	186	302	1,206	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	-	266
Interest expense	976	4,392	1,181	41	-	1,963	2,410	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	41	6,500	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,811)	682	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	755	(1,919)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	194	85	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	-	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (849)**	**$ (2,290)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**								

© 2018 HC2 Holdings, Inc.

41

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended December 31, 2017

(in thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment									3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (4,941)	$ (3,277)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,389	6,337	1,195	86	57	302	273	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	-	2
Interest expense	357	1,029	629	4	-	1,963	2	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	41	3,700	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,811)	682	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	755	747	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	194	19	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	-	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ (849)**	**$ 2,146**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**								

© 2018 HC2 Holdings, Inc.

42

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017

(in thousands)

Three Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment									4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ -	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,314	6,221	1,247	94	50	-	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	-	(573)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	-	15
Interest expense	238	1,021	262	14	-	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	-	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	-	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	-	765	765
Share-based compensation expense	-	394	179	-	71	-	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	1,501	300	-	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ -**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**								

© 2018 HC2 Holdings, Inc.

43

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ -	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,240	5,255	1,381	94	41	-	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	-	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	-	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	-	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ -**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**								

© 2018 HC2 Holdings, Inc.

44

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2017

(in thousands)

Three Months Ended March 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment									(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ -	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,640	5,085	1,248	97	38	-	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	-	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	-	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	-	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ -**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**								

© 2018 HC2 HOLDINGS, INC.

45

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2016

(in thousands)

Year Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating	
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination	Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 Holdings, Inc.

46

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2016

(in thousands)

Three Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (61,464)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,050)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,292	$ 8,667	$ (61)	$ (2,572)	$ (4,655)	$ (3,536)	$ (64,549)	$ (59,414)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	629	5,214	769	115	37	430	5	7,199
Depreciation and amortization (included in cost of revenue)	1,322	-	-	-	-	-	-	1,322
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
(Gain) loss on sale or disposal of assets	2,626	1	-	708	-	-	-	3,335
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	322	1,091	69	-	-	1,163	9,116	11,761
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(75)	(1,234)	391	487	10	99	(966)	(1,288)
Foreign currency (gain) loss (included in cost of revenue)	-	864	-	-	-	-	-	864
Income tax (benefit) expense	6,086	2,150	(535)	2,803	1,558	3,250	32,726	48,038
Noncontrolling interest	594	464	(253)	-	(809)	(513)	-	(517)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	375	490	-	67	35	712	1,679
Non-recurring items	-	-	-	-	-	-	-	-
Acquisition Costs	1,868	24	-	-	-	-	490	2,382
Adjusted EBITDA	**$ 20,664**	**$ 14,809**	**$ 870**	**$ 1,541**	**$ (3,792)**	**$ 928**	**$ (8,552)**	**$ 26,468**
Total Core Operating Subsidiaries	**$ 37,884**							

© 2018 HC2 Holdings, Inc.

47

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2016

(in thousands)

Three Months Ended September 30, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-	
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other & Eliminations	operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (4,558)
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,189)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 6,962	$ 8,696	$ 27	$ 1,796	$ (2,285)	$ (8,160)	$ (9,404)	$ (2,368)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	431	5,554	582	144	32	380	4	7,127
Depreciation and amortization (included in cost of revenue)	1,321	-	-	-	-	-	-	1,321
Amortization of equity method fair value adjustment at acquisition	-	(329)	-	-	-	-	-	(329)
(Gain) loss on sale or disposal of assets	(23)	-	-	-	-	-	-	(23)
Lease termination costs	-	-	-	(159)	-	-	-	(159)
Interest expense	304	1,328	119	-	-	-	8,969	10,720
Net gain on contingent consideration	-	(1,381)	-	-	-	-	-	(1,381)
Other (income) expense, net	(12)	(632)	(24)	422	(2)	3,892	835	4,479
Foreign currency (gain) loss (included in cost of revenue)	-	(283)	-	-	-	-	-	(283)
Income tax (benefit) expense	4,672	96	-	-	-	-	(7,851)	(3,083)
Noncontrolling interest	411	465	27	-	(770)	(974)	-	(841)
Share-based compensation expense	-	546	3	-	128	37	1,088	1,802
Non-recurring items	-	-	-	-	-	-	173	173
Acquisition costs	429	-	-	-	-	-	648	1,077
Adjusted EBITDA	**$ 14,495**	**$ 14,060**	**$ 734**	**$ 2,203**	**$ (2,897)**	**$ (4,825)**	**$ (5,538)**	**$ 18,232**
Total Core Operating Subsidiaries	**$ 31,492**							

© 2018 HC2 HOLDINGS, INC.

48

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended June 30, 2016

(in thousands)

Three Months Ended June 30, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations		
Net loss attributable to HC2 Holdings, Inc.								$ 1,935
Less: Net loss attributable to HC2 Holdings Insurance segment								(2,293)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,364	$ 6,002	$ 68	$ 1,009	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	303	6,084	468	140	36	336	-	7,367
Depreciation and amortization (included in cost of revenue)	(206)	-	-	-	-	-	-	(206)
Amortization of equity method fair value adjustment at acquisition	-	(359)	-	-	-	-	-	(359)
(Gain) loss on sale or disposal of assets	(1,845)	7	-	-	-	1	-	(1,837)
Lease termination costs	-	-	-	338	-	-	-	338
Interest expense	303	1,285	14	-	-	1	8,966	10,569
Gain on Contingent Consideration	-	(192)	-	-	-	-	-	(192)
Other (income) expense, net	(32)	403	(344)	29	-	(10)	465	511
Foreign currency (gain) loss (included in cost of revenue)	-	(1,540)	-	-	-	-	-	(1,540)
Income tax (benefit) expense	4,524	(212)	-	-	-	1	(9,404)	(5,091)
Noncontrolling interest	768	200	244	-	(812)	(1,044)	-	(644)
Share-based compensation expense	-	152	90	-	34	40	1,359	1,675
Acquisition and nonrecurring items	-	-	-	18	-	-	313	331
Adjusted EBITDA	**$ 13,179**	**$ 11,830**	**$ 540**	**$ 1,534**	**$ (2,746)**	**$ (3,283)**	**$ (5,904)**	**$ 15,150**
Total Core Operating Subsidiaries	**$ 27,083**							

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Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended March 31, 2016

(in thousands)

Three Months Ended March 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating	
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations	Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.								$ (30,462)
Less: Net loss attributable to HC2 Holdings Insurance segment								(7,496)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,384	$ (5,918)	$ (27)	$ 1,202	$ 1,298	$ (10,494)	$ (13,409)	$ (22,966)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	529	5,155	429	106	19	336	-	6,574
Depreciation and amortization (included in cost of revenue)	1,933	-	-	-	-	-	-	1,933
Amortization of equity method fair value adjustment at acquisition	-	(358)	-	-	-	-	-	(358)
(Gain) loss on sale or disposal of assets	904	(17)	-	-	-	-	-	887
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	310	1,070	9	-	-	-	8,937	10,326
Other (income) expense, net	(44)	612	(31)	(1,025)	(3,221)	6,005	(1,611)	686
Foreign currency (gain) loss (included in cost of revenue)	-	(147)	-	-	-	-	-	(147)
Income tax (benefit) expense	3,445	(640)	-	-	-	(1)	(4,226)	(1,422)
Noncontrolling interest	61	(155)	(22)	-	(720)	(44)	-	(880)
Share-based compensation expense	-	609	14	-	22	160	2,386	3,191
Acquisition and nonrecurring items	-	266	27	-	-	1	2,201	2,495
Adjusted EBITDA	**$ 11,522**	**$ 477**	**$ 399**	**$ 283**	**$ (2,602)**	**$ (4,038)**	**$ (5,722)**	**$ 319**
Total Core Operating Subsidiaries	**$ 12,681**							

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Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Q4 2016 Net Income (loss) - Insurance segment $ 1,245 $ 7,066 $ 3,381 $ 4,282 $ 164 $ (761) $ (14,028) $ (2,050) Net realized and unrealized gains on inv estments (2,510) (4,983) (2,129) (978) (1,095) (781) (5,019) (7,696) Asset impairment - 3,364 - - 2,842 522 2,400 2,400 Acquisition costs 303 2,535 1,377 422 736 - 714 445 Insurance AOI $ (962) $ 7,982 $ 2,629 $ 3,726 $ 2,647 $ (1,020) $ (15,933) $ (6,901) © 2 0 1 8 H C 2 H O L D I N G S , I NC. 51

Biographies

HC2 Executive Leadership Team Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014 Chairman of the Board  Chief Executive Officer Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group President Inc. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University © 2 0 1 8 H C 2 H O L D I N G S , I NC. 53

HC2 Executive Leadership Team

Michael J. Sena *Chief Financial Officer*	◆ Chief Financial Officer of HC2 since June 2015 ◆ Served as the Chief Accounting Officer of HRG from November 2012 to May 2015 ◆ From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader's Digest Association, Inc., last serving as Vice President and North American Controller ◆ Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009 ◆ Held various positions with PricewaterhouseCoopers ◆ Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University
Joseph A. Ferraro *Chief Legal Officer & Corporate Secretary*	◆ Chief Legal Officer & Corporate Secretary of HC2 since September 2017 ◆ Served as General Counsel of Prospect Administration LLC, the administrator for Prospect Capital Corporation (NASDAQ: PSEC) for nearly nine years prior to HC2 ◆ Served as Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P., and advised multiple Prospect-affiliated registered investment companies, registered investment advisers and funds. ◆ Served as corporate associate at the law firms of Boies, Schiller & Flexner LLP and Sullivan & Cromwell LLP ◆ Mr. Ferraro graduated cum laude from Princeton University with an A.B. from The Woodrow Wilson School of Public and International Affairs, and graduated with honors from The Law School at The University of Chicago

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HC2 Executive Leadership Team

Andrew G. Backman *Managing Director*	◆ Managing Director of Investor Relations & Public Relations of HC2 since April 2016 ◆ Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016 ◆ Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014 ◆ Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010 ◆ Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004 ◆ Spent first 10 years of career at Lucent Technologies and AT&T Corp. ◆ Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies' prestigious Financial Leadership Program
Suzi Raftery Herbst *Chief Administrative Officer*	◆ Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience ◆ Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG ◆ Previously served as Head of Recruiting at Knight Capital Group ◆ Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch ◆ Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College

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HC2 HOLDINGS, INC. A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , N Y 1 0 0 2 2 © HC2 Holdings, Inc. 2018 May 2018